Exh 99.2

Law Offices of David C. McGrail
676A Ninth Avenue #211
New York, NY 10036
Tel: (646) 290-6496
Fax: (646) 224-8377
David C. McGrail (DM 3904)
Counsel To PubliCARD, Inc.

UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF NEW YORK
	:	Chapter 11
In re: PUBLICARD, INC.,	:	Case No. 07-11517 (RDD)
Debtor	:
:
:
:
:
:

MONTHLY CONSOLIDATED STATEMENT
FOR THE PERIOD ENDED
July 31, 2007

MONTHLY RECEIPTS:	$228

MONTHLY DISBURSEMENTS:	$24,847

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

The undersigned, having reviewed the attached report and being familiar with the debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

Date: 16-Aug-07	By:	/s/ Marc B. Ross

Title: Principal Financial Officer

Indicate if this is an amended statement by checking here ☒

PubliCARD, Inc.
(Debtor-In-Possession)
Statement Of Operations
For Period Ending July 31, 2007
Accrual Basis

	Current Month	Case-To-Date
	July 31, 2007	July 31, 2007

Revenue	$-	$-

Operating Expenses
Direct Cost Of Revenue	-	-
Selling, General and Administrative	46,373	94,219
Depreciation Of Fixed Assets	96	288
Total Operating Expenses	46,469	94,507

Operating Gain/(Loss)	(46,469)	(94,507)

Other Expense/(Income)
Interest Expense	-	-
Loss/(Gain) On The Sale Of Assets	-	-
US Trustee Fees - Q2 2007	250	250
Interest Income	(228)	(409)

Income/(Loss) Before Reorganizational Items and Taxes	(46,491)	(94,348)

Reorganization Professional Fees (Estimated and Accrued) (1)	6,000	14,000

Gain/(Loss) Before Income Taxes	(52,491)	(108,348)

Provision For Income Taxes	-	-

Net Income/(Loss)	(52,491)	(108,348)

Deficit Beginning of Period	(113,669,187)	(113,613,330)

Deficit End Of Period	$(113,721,678)	$(113,721,678)
	-	-
(1) Includes estimated and accrued fees for debtor professionals.

PubliCARD, Inc.
(Debtor-In-Possession)
Balance Sheet
As of July 31, 2007

	July 31, 2007	June 30, 2007	May 17, 2007
	Balance Sheet	Balance Sheet	Balance Sheet
Current Assets
Cash	$75,055	$99,674	$39,723
Restricted Cash	-	-	-
Due From Related Parties	-	-	-
Accounts Receivable-Net	(268)	(268)	13,364
Inventory Net	-	-	-
Prepaid Rent	-	-	-
Prepaid Insurance	27,739	32,520	43,272
Prepaid Professional	-	-	-
Prepaid Expenses	19,200	19,200	19,200
Total Current Assets	121,726	151,126	115,559

Property, Plant, & Equipment - Gross	14,404	14,404	14,404
Accumulated Depreciation	(10,374)	(10,279)	(10,088)
Property, Plant, & Equipment - Net	4,030	4,125	4,316
Intangibles - Gross	-	-	-
Accumulated Amortization	-	-	-

Intangibles - Net	-	-	-
Organizational Costs	-	-	-
Other - Non-Current	-	-	-

Total Assets	$125,756	$155,251	$119,875

Post-Petition Liabilities
Cash Overdrafts	$-	$-	$-
Accounts Payable	2,090	8,300	-
Deferred Subscription Revenues	-	-	-
Accrued Payroll/Commission	1,694	3,018	-
Due to Affiliates	71,915	71,915	-
Other Current Liabilities/Accrued Professional Fees (Estimated)	14,000	8,000	-
Total Post Petition Current Liabilities	89,699	91,233	-

Pre-Petition Liabilities
Cash Overdrafts	-	-	-
Accounts Payable	294,021	269,491	269,491
Deferred Revenues	-	-	-
Accrued Payroll/Commission	-	-	-
Obligations For Capital Leases Current	-	-	-
Other Current Liabilities	19,800	19,800	19,800
Total Pre- Petition Current Liabilities	313,821	289,291	289,291

Interest Payable	-	-	-
Other Long Term Liabilities	-	-	-
	-	-	-

Total Liabilities	$403,520	$380,524	$289,291

Stockholders Deficit
Class A Preferred Stock Second Series, no par value:1,000 shares authorized	$2,325,000	2,325,000	$2,325,000
465 shares issued and outstanding
Common shares, $0.10 par value: 40,000,000 shares authorized; 24,940,902	$2,494,090	2,494,090	2,494,090
shares outstanding
Additional paid-in capital	$108,624,824	108,624,824	$108,624,824
Accumulated deficit	$(113,721,678)	(113,669,187)	$(113,613,330)
Total Stockholders Deficit	$(277,764)	$(225,273)	$(169,416)

Total Liabilities and Stockholder Equity	$125,756	$155,251	$119,875

PubliCARD, Inc.
(Debtor-In-Possession)
Statement Of Cash Flow
For Period Ending July 31, 2007

	Current Month	Case-To-Date
	July 31, 2007	July 31, 2007
Net Income/(Loss)	$(52,491)	$(108,348)
(Less)/Add: Depreciation	96	288
(Less)/Add: Amortization

(Increase)/Decrease In Net Assets
Net Accounts Receivable	-	13,632
Net Inventory	-	-
Prepaid Rent
Prepaid & Other Expenses	4,780	15,531

Increase/(Decrease) In Liabilities
Bank Overdrafts	-	-
Accounts Payable	18,320	26,620
Deferred Revenues	-	-
Accrue Payroll/Commission	(1,324)	1,694
Other Current Liabilities	6,000	14,000
Collection of insurance proceeds Due to Inactive Affiliates	-	71,915
Cash Provided by/(used in) operations	(24,619)	35,332

Capital Expenditures	-	-
Cash provided by/(used in) investing activities	-	-

Proceeds/(Repayments of) Debt	-	-
Cash provided by (used in) financing activities	-	-

Change in cash	(24,619)	35,332
Cash Balance at the Beginning Of Period	99,674	39,723
Cash Balance at the End of the Period	$75,055	$75,055

PubliCARD, Inc.
(Debtor-In-Possession)
Statement Of Receipts And Disbursements
For Period Ending July 31, 2007
Month Ended
Disbursements	July 31, 2007
Checks Cut From Operating Account	$14,210
Wires From Operating Account	-
Payments To Professionals	-
Voided Checks	-
Benefits	-
Payroll and Associated Taxes	10,468
Bank and Payroll fees	169
Taxes	-
Wires From Depository Account	-
Disbursements From Depository Account	-
Principal Repaments	-
Total Disbursements	$24,847

Receipts
Interest Income	$228
A/R Receipts	-
Insurance Settlements	-
Total Receipts	$228

Net Inflow/(Outflow)	$(24,619)

PubliCARD, Inc.
(Debtor-In-Possession)
Disbursement List
For Period Ending July 31, 2007
Month Ended
Disbursements	July 31, 2007
Dow Jones	$6,142
Triax	3,472
Iron Mountain	1,574
Sarachek	7,500
Spitzer	1,694
Spitzer - Expense Reimbursement	289
U.S. Department of Justice	250
DE Secretary of State	328
Vintage Filing Service	314
Continental Stock Transfer	505
Chubb Insurance	1,314
Federal Express	22
Payroll Taxes	1,274
ADP	169
Total	$24,847

Wachovia
Bank Reconciliation

Account	Bank Balance	Book Balance	Variance
2030000846371	$75,055	$75,055	$-

Checks Outstanding
Number	Payee	Amount

Total		$-

Deposits In Transit

Net Adjustments		$-

PubliCARD, Inc.
(Debtor-In-Possession)
Variance To Budget
For Period Ending July 31, 2007
Accrual Basis

		Actual	Projected	Variance
		July 31, 2007	July 31, 2007	July 31, 2007

Revenue		$-	$-	$-

Operating Expenses
Wages and Payroll Taxes		12,112	12,258	146
Rent		3,472	3,750	278
Insurance Expense		4,781	7,965	3,184
Office Expenses		1,908	4,000	2,092
Pre-petition claims	(2)	24,350	-	(24,350)
Other Expenses	(3)	-	4,000	4,000
Depreciation Of Fixed Assets		96	96	(0)
Total Operating Expenses		46,719	32,069	(14,650)

Operating Gain/(Loss)		(46,719)	(32,069)	14,650

Other Expense/(Income)
Interest Expense		-	-	-
Loss/(Gain) On The Sale Of Assets		-	-	-
Claim Settlement		-	-	-
Insurance Settlements		-	-	-
Interest Income		(228)	-	228

Gain/(Loss) Before Reorganizational Items and Taxes		(46,491)	(32,069)	14,422

Reorganization Professional Fees (Estimated and Accrued)		6,000	6,000	-

Gain/(Loss) Before Income Taxes		(52,491)	(38,069)	(14,422)

Provision For Income Taxes		-	-	-

Net Income/(Loss)		$(52,491)	$(38,069)	$(14,422)

(1) Adjustments to pre-petition claims based upon claims filed.

PubliCARD, Inc.
(Debtor-In-Possession)
Budget
For Period Ending July 31, 2007
Accrual Basis

Projected
August 31, 2007

Revenue	$-

Operating Expenses
Wages and Payroll Taxes	11,800
Rent	4,000
Insurance Expense	7,600
Office Expenses	4,000
Other Expenses	4,000
Depreciation Of Fixed Assets	96
Total Operating Expenses	31,496

Operating Gain/(Loss)	(31,496)

Other Expense/(Income)
Interest Expense	-
Loss/(Gain) On The Sale Of Assets	-
Claim Settlement	-
Insurance Settlements	-
Interest Income	-

Income/(Loss) Before Reorganizational Items and Taxes	(31,496)

Reorganization Professional Fees (Estimated)	6,000

Income/(Loss) Before Income Taxes	(37,496)

Provision For Income Taxes	-

Net Income/(Loss)	$(37,496)

PubliCARD, Inc.
(Debtor-In-Possession)
Debtor Questionnaire
For Period Ending July 31, 2007

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business during this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor-in- possession account this reporting period? If yes, provide an explanation below.		X
3. Have all post-petition tax returns been timely filed? If no, provide an explanation below.	X
4 .Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X